Exhibit 99.2

PET ZONE PRODUCTS, LTD.

FAIRPORT HARBOR, OHIO

FINANCIAL STATEMENTS

DECEMBER 31, 2005

PET ZONE PRODUCTS, LTD.

FINANCIAL STATEMENTS

Page Number
Independent Auditor’s Report	3

Balance Sheet	4 - 5

Statement of Operations	6

Statement of Members’ Deficit	7

Statement of Cash Flows	8

Notes to Financial Statements	9 - 13

INDEPENDENT AUDITOR’S REPORT

To the Stockholders and Board of Directors

OurPet’s Company and Subsidiaries

We have audited the accompanying balance sheet of Pet Zone Products, Ltd. (a limited liability company), as of December 31, 2005, and the related statements of operations, members’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventory (stated at $829,517) taken as of December 31, 2004, since that date was prior to our initial engagement as auditors for the Company, and the Company’s records do not permit adequate retroactive tests of inventory quantities.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary in the statement of operations, members’ deficit and cash flows had we been able to observe the physical inventory taken as of December 31, 2004, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Pet Zone Products, Ltd. as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles of the United States of America.

S. R. Snodgrass, A. C. Certified Public Accountants

Mentor, Ohio

January 27, 2006

PET ZONE PRODUCTS, LTD.

BALANCE SHEET

DECEMBER 31, 2005

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$36,040
Accounts receivable - trade, less allowance for doubtful accounts of $7,369	253,014
Inventories	528,899
Prepaid expenses	11,490

Total current assets	829,443

PROPERTY AND EQUIPMENT
Office furniture and equipment	65,204
Machinery and equipment	1,115,349

Total	1,180,553
Less accumulated depreciation	1,013,139

Net property and equipment	167,414

OTHER ASSETS
Deposits	10,442

Total other assets	10,442

Total assets	$1,007,299

The accompanying notes are an integral part of the financial statements.

PET ZONE PRODUCTS, LTD.

BALANCE SHEET (CONTINUED)

DECEMBER 31, 2005

LIABILITIES
CURRENT LIABILITIES
Notes payable - related parties	$1,590,000
Capital lease - current portion	6,409
Accounts payable - related parties	110,615
Accounts payable - trade	281,035
Accrued expenses	57,165

Total current liabilities	2,045,224

OTHER LONG TERM LIABILITIES
Capital lease, less current portion above	9,913

Total long-term debt	9,913

Total liabilities	2,055,137

MEMBERS’ DEFICIT
CONTRIBUTIONS FROM MEMBERS	5,125,749
ACCUMULATED DEFICIT	(6,173,587)

Total members’ deficit	(1,047,838)

Total liabilities and members’ deficit	$1,007,299

The accompanying notes are an integral part of the financial statements.

PET ZONE PRODUCTS, LTD.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

Net revenue	$2,814,347
Cost of goods sold	2,415,251

Gross profit on sales	399,096
Selling, general and administrative expenses	1,049,777

Loss from operations	(650,681)
Interest expense	(82,335)

Net loss	$(733,016)

The accompanying notes are an integral part of the financial statements.

PET ZONE PRODUCTS, LTD.

STATEMENT OF MEMBERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2005

	Contributions From Members	Accumulated Deficit	Total
Balance at December 31, 2004	5,125,749	(5,413,913)	(288,164)
Prior period adjustment	—	(26,658)	(26,658)

Balance at December 31, 2004 - revised	5,125,749	(5,440,571)	(314,822)
Net loss	—	(733,016)	(733,016)

Balance at December 31, 2005	$5,125,749	($6,173,587)	($1,047,838)

The accompanying notes are an integral part of the financial statements.

PET ZONE PRODUCTS, LTD.

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(733,016)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	103,040
Provision for inventory obsolescence	139,682
(Increase) decrease in assets:
Accounts receivable - trade	59,714
Inventories	100,618
Prepaid expenses	(1,640)
Deposits	(1,989)
Increase (decrease) in liabilities:
Accounts payable - trade	(212,005)
Accrued expenses	(13,990)

Net cash used in operating activities	(559,586)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(2,298)

Net cash used in investing activities	(2,298)

CASH FLOWS FROM FINANCING ACTIVITIES
Net decrease in bank line of credit	(1,000,000)
Net increase in shareholder loans	1,590,000
Net increase in capital lease	(16,322)

Net cash provided by financing activities	573,678

Net increase in cash	11,794
CASH AT BEGINNING OF YEAR	24,246

CASH AT END OF YEAR	$36,040

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$68,696

The accompanying notes are an integral part of the financial statements.

PET ZONE PRODUCTS, LTD.

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations – Pet Zone Products, Ltd. (the “Company”) an Ohio Limited Liability Company, is a developer and marketer of plastic pet products, which are primarily sold to retail distributors. The members of the Company are entitled to the limited liability benefits under Ohio Limited Liability Company Law. The Company’s Amended and Restated Operating Agreement (Operating Agreement) states that the Company will terminate on December 1, 2026 unless dissolved sooner.

Under the terms of the Company’s Operating Agreement, profit or loss is allocated to the members based on their respective ownership percentages subject to certain restrictions and modifications, as defined. The Operating Agreement also allows members to transfer their shares, subject to certain restrictions.

The members of the Company have entered into a Registration Rights Agreement, which allows certain groups of members to request the registration of their membership units. There are numerous guidelines and restrictions within this agreement pertaining to the registration of membership units.

Accounts Receivable – The Company reports trade receivables at net realizable value. Management determines the allowance for doubtful accounts based on historical losses and current economic conditions. On a continuing basis, management analyzes delinquent receivables and, once these receivables are determined to be uncollectible, they are written off through a charge against the allowance account.

Concentration of Credit Risk – Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and trade accounts receivable. The Company places its cash with financial institutions and, although at times during the year they had invested amounts in excess of federal insurance limits, management does not feel that the Company is exposed to any substantial credit risk. The Company had sales to three customers during 2005, which accounted for 64% of total Company’s sales. At December 31, 2005, 39% of the Company’s trade receivables were with these same customers.

Inventory – Inventories are valued at the lower of cost or market; cost is determined on a first-in, first-out basis.

Property and Equipment – Property and equipment are reported at cost. Depreciation is provided by using the straight-line method over the estimated useful lives of the assets. Routine expenditures for repairs and maintenance are expensed as incurred. Amortization of assets under capital leases is provided on a straight line basis over the lesser of the useful lives of the related assets or the terms of the leases. The estimated useful lives of the office furniture and office equipment and machinery and equipment is five years.

Revenue Recognition – The Company recognizes revenue upon shipment of products, net of applicable provisions for discounts and allowances.

Advertising Costs – Advertising costs, which are included in selling and administrative expenses, are expensed as incurred. Advertising expenses were $25,325 for the year ended December 31, 2005.

PET ZONE PRODUCTS, LTD.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes – The Company, with the consent of its members, has elected under Chapter 1705 of the Ohio Revised Code to be formed as a limited liability company. Under this code, the Company will be treated as a partnership for federal and state income tax purposes. In lieu of paying taxes at the company level, the members of a limited liability company are taxed on their proportionate share of the company’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and disclosures. Accordingly, actual results could differ from those estimates.

Policy of Cash Equivalents – For purposes of the financial statements, cash equivalents include time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

INVENTORIES

Inventories consisted of the following at December 31, 2005:

Raw materials	$180,662
Finished goods	654,737

835,399
Less allowance for obsolete inventory	306,500

$528,899

PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2005:

Machinery and equipment	$1,115,349
Office furniture and equipment	65,204

1,180,553
Accumulated depreciation	1,013,139

$167,414

Depreciation expense for the year ended December 31, 2005 was $103,040.

LINE OF CREDIT

The Company maintained a demand line of credit which beared interest at the bank’s prime rate of 7.25% at December 31, 2005. The maximum amount available under the line of credit was $1,590,000 at December 31, 2005. The line of credit was secured by a Certificate of Deposit of $1,590,000, which is owned by certain members, and was being held as collateral for the line of credit.

During December, 2005, the line of credit was paid off by related parties. Subsequent to December 31, 2005, the line of credit was cancelled.

PET ZONE PRODUCTS, LTD.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

COMPENSATION AGREEMENT

As of December 31, 2005, the Company was a party to employment agreements with certain employees. Two of these agreements include severance clauses, which require the Company, under certain conditions, to pay specified amounts and reimburse certain expenses if these employees were terminated.

As of December 31, 2005, the Company was a party to agreements with certain key employees or former employees, which granted those employees profit sharing interests in the Company based upon the Company meeting certain financial objectives. No amounts have been accrued or paid under these agreements.

OPERATING LEASES

The Company leases office and warehouse space and other equipment under operating lease agreements with terms in excess of one year. Future minimum lease payments as of December 31, 2005 are as follows:

2006	$58,563
2007	45,662

$104,225

Rent expense for the year ended December 31, 2005 was $72,805.

CAPITAL LEASE

The Company is the lessee of data processing equipment under a capital ease expiring in May, 2008. The asset and liability under the capital lease are recorded at the present value of the minimum lease payments. The asset is being depreciated over its estimated productive life and is included in depreciations expense for 2005.

Following is a summary of property held under capital leases:

Data processing equipment	$25,565
Less accumulated depreciation	(8,096)

Net book value	17,469

Minimum future lease payments under the capital lease as of December 31, 2005 for each of the next four years and in the aggregate are:

Year ended December 31,
2006	$7,385
2007	7,385
2008	3,077
2009	-0-

Total minimum lease payments	$17,847
Less: amount representing interest	(1,525)

Present value of net minimum lease payments	$16,322

The interest rate on the capital lease is imputed to be 7.27%.

PET ZONE PRODUCTS, LTD.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RELATED PARTY TRANSACTIONS

At December 31, 2005, the Company had payable to related parties for services provided to the Company of $110,615, which are included in current liabilities. The Company also had payables to related parties of $12,445 at December 31, 2005, which are included in accounts payable.

At December 31, 2005, the Company had notes payable to members of $1,590,000. These notes bore interest at a rate of 8% and are payable on demand. At December 31, 2005, accrued interest on these notes was $7,115 which was included in accrued expenses.

401(K) PLAN

The Company has a 401(k) Retirement Savings Plan which is available to all of its eligible employees. Eligibility is based on the attainment of 21 years of age and at least three months of employment service with the Company. Employees may contribute up to 15% of their gross salary into the plan. The Company may, at its discretion, contribute to the plan. Employees vest immediately in their contribution and ratably over a six year period in the matching contribution. The Company made no contributions to the plan for the year ended December 31, 2005.

LICENSE AGREEMENTS

During 2003, the Company entered into three licensing agreements where by the Company had exclusive rights to manufacture and sell certain products. In consideration for the exclusive rights, the Company has agreed to pay a percentage of sales of those products to each licensor per the terms of each agreement. Expense related to these agreements for the year ended December 31, 2005 was $15,088.

GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred significant losses from operations in 2005 and 2004. Additionally, the Company has negative working capital and has experienced negative cash flow from operations.

The combination of the foregoing conditions raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments to reflect possible future effects of the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

Management continues to actively market the Company’s products in order to increase revenues and cash flow. The Company’s ability to continue to operate is dependant upon the success of these efforts.

SUBSEQUENT EVENT

On January 3, 2006, the Company entered into an Asset Purchase Agreement with OurPet’s Company pursuant to which OurPet’s purchased substantially all the assets and assumed certain liabilities of Pet Zone Products, Ltd. The complementary strength of each company should allow significant product and distribution synergies to be realized, with each company’s product sales being expanded to the other’s market segments and clients. OurPet’s will gain potential entry into such new product categories as bird feeders, waste management products, and cat and dog furniture.

PET ZONE PRODUCTS, LTD.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SUBSEQUENT EVENT (CONTINUED)

The aggregate selling price will be approximately $1,517,039, including $464,998 of cash and common stock valued at approximately $1,052,041.

The following summarizes the estimated fair values of the assets surrendered to and liabilities assumed by OurPet’s at the date of acquisition. The allocation of the sales price is subject to refinement.

At January 3, 2006:

Accounts receivable - trade	$253,014
Inventories	528,899
Property and equipment	983,576
Prepayments and deposits	21,932
Intellectual property	40,000

Total assets surrendered	1,827,421

Accounts payable - trade	(281,035)
Accrued expenses	(13,025)
Capital lease payable	(16,322)

Total liabilities assumed	(310,382)

Net assets surrendered	$1,517,039

Additionally, Pet Zone will loan Our Pet’s the sum of $250,000 at an interest rate of 7.75% per annum.

PRIOR PERIOD ADJUSTMENT

The accumulated deficit at the beginning of the 2005 has been adjusted to correct an error (removal of obsolete fixed assets) made in 2004. Had the error not been made, net income for 2004 would have been decreased by $26,658.